Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the HCIM Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the HCIM Trust for the period ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the HCIM Trust for the stated period.

/s/ David B. Perkins David B. Perkins Chief Executive Officer, HCIM Trust	/s/ Lance Baker Lance Baker Chief Financial Officer and Treasurer, HCIM Trust
Dated: April 30, 2014	Dated: April 30, 2014

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by HCIM Trust for purposes of the Securities Exchange Act of 1934.